Exhibit 99.1

8400 E. Crescent Parkway, Suite 600 Greenwood Village, Colorado 80111 (303) 784-5350 www.gatossilver.com

GATOS SILVER ANNOUNCES DELAY IN FILING YEAR-END REPORTING DOCUMENTS

Denver, CO — March 18, 2022 — Gatos Silver, Inc. (NYSE/TSX: GATO) (“Gatos Silver” or the “Company”) announces today that it intends to delay the filing of its annual report on Form 10-K for the year ended December 31, 2021, which includes its audited consolidated financial statements as at and for the year ended December 31, 2021, together with the auditor’s report thereon and the notes thereto, its management’s discussion and analysis for the year ended December 31, 2021 relating to the audited annual financial statements, and the CEO and CFO certificates relating to its annual filings (collectively, the “Required Documents”), beyond the prescribed deadline of March 31, 2021.

Gatos Silver is focused on producing a new life-of-mine (“LOM”) plan and updating its mineral resources and mineral reserves following its January 25, 2022 announcement regarding a reduction in metal content of its previously stated mineral reserve figures. The delay is due to the ongoing analysis by the Company of any potential impacts the reduction may have on its audited annual financial statements. The Company expects to file the Required Documents once the analysis is complete, which could take place in the second half of 2022. In the interim, the Company has applied to the applicable Canadian securities regulatory authorities for a management cease trade order (“MCTO”), which provides a mechanism restricting the CEO and CFO from trading in the Company securities while allowing the stock to continue trading on the TSX.

There is no certainty that the MCTO will be granted. Until the Required Documents are filed, the Company intends to satisfy the provisions of the alternative information guidelines in accordance with National Policy 12-203 – Management Cease Trade Orders by issuing bi-weekly status reports in the form of news releases until the situation is satisfactorily rectified.

The applicable Canadian securities regulatory authorities may issue a general cease trade order against the Company for failure to file the Required Documents within the prescribed time period or if the Company fails to file its default status reports during the prescribed time limits.

For further information, please contact:

Investors and Media Contact

Adam Dubas

Chief Administrative Officer

investors@gatossilver.com

(303) 784-5350

About Gatos Silver

Gatos Silver is a silver dominant exploration, development and production company that discovered a new silver and zinc-rich mineral district in southern Chihuahua State, Mexico. More than 85% of the approximately 103,087-hectare mineral rights package has yet to be drilled, representing a highly prospective and under-explored district with numerous silver-zinc-lead epithermal mineralized zones identified as priority targets. As a 70% owner of the LGJV, the Company recently built and commissioned its first operating mine and mineral processing plant at the LGJV’s CLG deposit.

Forward-Looking Statements

This press release may contain certain information that may constitute “forward-looking statements” and “forward looking information” (collectively, “forward-looking statements”) within the meaning of U.S. and Canadian securities

- Page 1 of 2 -

laws. The forward-looking statements contained herein include statements about the timing for filing of the Company’s annual report on Form 10-K.

While the Company has based these forward-looking statements on its current expectations about future events, the statements are not guarantees of the Company’s future performance and are subject to risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, assumptions and factors include, amongst others, the results of the ongoing analysis by the Company of the overestimation of its resource and reserve and the timing of an updated technical report.

Further, although the Company has attempted to identify factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

As there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements, readers should not place undue reliance on forward-looking statements.

- Page 2 of 2 -